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          SECURITIES AND EXCHANGE COMMISSION
                  450 5th STREET, N.W.
                WASHINGTON, D.C.  20549

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                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):
                       September 30, 1998


                      CECIL BANCORP, INC.
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  (Exact Name of Registrant as Specified in Charter)

    Maryland                     0-24926          52-1883546
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(State or Other Jurisdiction   (Commission     (IRS Employer
of Incorporation)              File Number)   Identification
No.)

         127 North Street, Elkton, Maryland  21921
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        (Address of Principal Executive Officer)

Registrant's telephone number, including area code:(410)398-1650
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                        Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On September 30, 1998, Cecil Bancorp, Inc. ("Cecil") announced it had completed its acquisition of Columbian Bank, A Federal Savings Bank ("Columbian") pursuant to which Cecil will hold Columbian as a surviving federal savings bank subsidiary of Cecil. The acquisition was accomplished through the merger of Columbian into a newly-formed interim subsidiary of Cecil. The merger was accounted for as a pooling of interests and is intended to be tax free to all shareholders. Columbian's assets totaled $29.9 as of June 30, 1998. Columbian shareholders received approximately 1.7 shares of Cecil common stock for each share of Columbian common stock. There was 75,921 shares of Columbian Common Stock outstanding as of June 30, 1998.

     For more information, reference is made to the press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     The following exhibits are filed herewith.

     (a) Financial Statements of Businesses Acquired (to be filed by amendment)

     (c)  Exhibits

     99.1 Press Release dated September 30, 1998
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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CECIL BANCORP, INC.
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                                  (Registrant)


                              By: /s/ Mary B. Halsey
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                                  Mary B. Halsey
                                  President

Date September 30, 1998
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